                                                             EXHIBIT 25

                      SECURITIES ACT OF 1933 FILE NO:
                 (IF APPLICATION TO DETERMINE ELIGIBILITY
                 OF TRUSTEE FOR DELAYED OFFERING PURSUANT
                           TO SECTION 305(b)(2))

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            -------------------

                                  FORM T-1
            STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                               -------------


                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)
                                        ---------------


                     THE FIRST NATIONAL BANK OF BOSTON
---------------------------------------------------------------------------
            (Exact name of trustee as specified in its charter)

                                   04-2472499
                            ----------------------
                     (I.R.S. Employer Identification No.)

             100 Federal Street
            Boston, Massachusetts                            02110
---------------------------------------------       ----------------------
  (Address of principal executive offices)                (Zip Code)


                    Gary A. Speiss, Cashier and General Counsel
           100 Federal Street, 24th Floor, Boston, Massachusetts  02110
                                (617) 434-2870
---------------------------------------------------------------------------
      (Name, address and telephone number of agent for service)

                       Leucadia National Corporation
---------------------------------------------------------------------------
            (Exact name of obligor as specified in its charter)

                   New York                                13-2615557
---------------------------------------------       ----------------------
(State or other jurisdiction of incorporation           (I.R.S. Employer
               or organization)                       Identification No.)

            315 Park Avenue South
                 New York, NY                               10010-3607
---------------------------------------------       ----------------------
  (Address of principal executive offices)                 (Zip Code)


                         Senior Subordinated Notes
---------------------------------------------------------------------------
                    (Title of the indenture securities)
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


     1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     Comptroller of the Currency of the United States, Washington D.C. Board of Governors of the Federal Reserve System, Washington, D.C Federal Deposit Insurance Corporation, Washington, D.C.

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Trustee is authorized to exercise corporate trust powers.

     2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

               IF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               None with respect to the Trustee.
               (See Notes on page 2)
               None with respect to Bank of Boston Corporation.

     3. THROUGH 11. NOT APPLICABLE.

     12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE

                      COL. A                   COL. B         COL. C
                                               AMOUNT
              NATURE OF INDEBTEDNESS        OUTSTANDING      DATE DUE
              ----------------------        -----------      --------

        $6,000,000 Term Loan              $6,000,000          6/30/99

        $25,000,000 Revolving Loan           -0-              6/30/97

        $15,000,000 OTL - Swap            $1,861,000          6/30/99


     13. THROUGH 15.  NOT APPLICABLE.

     16. LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
          ELIGIBILITY AND QUALIFICATION.

               1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS
     NOW IN EFFECT.

               A certified copy of the Articles of Association of the trustee is filed as Exhibit No. 1 to statement of eligibility and qualification No. 22-9514 and is incorporated herein by reference thereto.

               2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO
     COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.



          A copy of the certificate of T. McLean Griffin, Cashier of the trustee, dated February 3, 1978, as to corporate succession containing copies of the Certificate of the Comptroller of the Currency that The
     Massachusetts Bank, National Association, into which The First
     National Bank of Boston was merged effective January 4, 1971, is authorized to commence the business of banking as a national banking association, as well as a certificate as to such merger is filed as Exhibit No. 2 to statement of eligibility and qualification No. 22-
     9514 and is incorporated herein by reference thereto.

          3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE
     CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE
     DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

          A copy of a certificate of the Office of the Currency dated
     February 6,1978 is filed as Exhibit No. 3 to statement of eligibility and qualification No. 22-9514 and is incorporated herein by reference thereto.

          4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS
     CORRESPONDING THERETO.

          A certified copy of the existing By-Laws of the trustee dated
     December 23,1993 is filed as Exhibit No. 4 to statement of eligibility and qualification No. 22-25754 and is incorporated herein by reference thereto.

          5. THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE
     ACT.

          The consent of the trustee required by Section 321(b) of the Act is annexed hereto and made a part hereof.

          6. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
     PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR
     EXAMINING AUTHORITY.

          A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

          In answering any item in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

          The answer furnished to Item 2 of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The First National Bank of Boston, a national banking association organized and existing under the laws of The United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Town of Canton and Commonwealth of Massachusetts, on the 23rd day of May, 1995.


                         THE FIRST NATIONAL BANK OF BOSTON, Trustee


                              By:  /s/Mark Nelson
                                   --------------
                                   Mark Nelson
                                   Authorized Officer









                                    EXHIBIT 6

                               CONSENT OF TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust
     Indenture Act of 1939 in connection with the proposed issue by Leucadia NatIonal Corporation of Senior Subordinated Notes, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange CommIssion upon request therefor.

                    THE FIRST NATIONAL BANK OF BOSTON, Trustee


                              By:  /s/Mark Nelson
                                   --------------
                                   Mark Nelson
                                   Authorized Officer

                                      EXHIBIT 7

           C0NS0LIDATED REPORT OF C0NDITION, INCLUDING DOMESTIC AND FOREIGN
                                   SUBSIDIARIES, OF

                          THE FIRST NATIONAL BANK OF BOSTON

                 In the Commonwealth of Massachusetts, at the close of business on December 31,1994. Published in response to call made by Comptroller of the Currency, under Title 12, United States
          Code, Section 161. Charter number 200. Comptroller of the
          Currency Northeastern District.


                                        ASSETS
                                                                                                   Dollar
                                                                                                   Amounts in
                                                                                                   Thousands
                                                                                                   -------------
          Cash and balances due from depository institutions:
            Noninterest-bearing balances and currency and coin                                      $ 1,862,093
                    Interest-bearing balances                                                         1,551,280
          Securities                                                                                  3,935,691
          Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
          IBF's:
            Federal funds sold                                                                          758,937
            Securities purchased under agreements to resell                                                   0
          Loans and lease financing receivables:
            Loans and leases, net of unearned income                                          $25,796,462
            LESS: Allowance for loan and lease losses                                             534,630
            LESS: Allocated transfer risk reserve                                                       0
            Loans and leases, net of unearned income, allowance and reserve                          25,261,832
          Assets held in trading accounts                                                               840,348
          Premises and fixed assets (including capitalized leases)                                      398,475
          Other real estate owned                                                                        48,504
          Investments in unconsolidated subsidiaries and associated companies                           103,670
          Customers' liability to this bank on acceptances outstanding                                  304,031
          Intangible assets                                                                             651,394
          Other assets                                                                                1,170,251
                                                                                                    -----------
            Total Assets                                                                            $36,886,506
                                                                                                    ===========



                                              LIABILITIES
          Deposits:
            In domestic offices                                                                     $14,924,310
            Noninterest-bearing                                                               $ 4,035,673
            Interest-bearing                                                                   10,888,637
          In foreign offices, Edge and Agreement subsidiaries, and IBF's                              9,998,764
            Noninterest-bearing                                                                   570,582
            Interest-bearing                                                                    9,428,182
          Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
            Federal funds purchased                                                                   2,464,904
            Securities sold under agreements to repurchase                                              277,077
          Demand notes issued to the U.S. Treasury                                                      364,045
          Trading Liabilities                                                                           227,865
          Other borrowed money                                                                        3,875,462
          Mortgage indebtedness and obligations under capitalized lease                                  14,007
          Bank's liability on acceptances executed and outstanding                                      305,512
          Subordinated notes and debentures                                                             979,167
          Other liabilities                                                                           1,022,105
             Total Liabilities                                                                      $34,453,218
                                                                                                    ===========
          Limited-life preferred stock and equity capital                                                     0


                                          EQUITY CAPITAL
          Perpetual preferred stock and related surplus                                             $         0
          Common stock                                                                                   82,264
          Surplus                                                                                       987,524
          Undivided profits and capital reserves                                                      1,408,062
          LESS: Net unrealized loss on marketable equity securities                                     (39,027)
          Cumulative foreign currency translation adjustments                                            (5,535)
          Total equity capital                                                                        2,433,288
                                                                                                    -----------
            Total Liabilities, Limited-life preferred stock, and equity                             $36,866,506
                                                                                                    ===========















































          NYFS04...:\30\76830\0001\6678\FRM5245P.250

          I, Robert T. Jefferson, Comptroller of the above-named bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              ROBERT T. JEFFERSON

                                             FEBRUARY 13, 1995



          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                              CHARLES K. GIFFORD
                              IRA STEPANIAN
                                 J. DONALD MONAN
                                    DIRECTORS

                                             FEBRUARY 13,1995